Exhibit 99.1
Name of Debtor (if indiv idual , enter Last , First, Middle): R&G Financ ial Co oration BI Case:10-04124-11 DoC#: 1 Filed:05/14/10 Entered:05/14/1013:48:48 Desc:Main Document , Page t of 11 UNITED STATES BANKRUPTCY CouRT District ofPuerto Rico Name of Jo int Debtor (Spouse) (Last.First, Middle): All Other Names used by the Debt or in the last 8years ‘ (include married , maiden , and trade names): R-O Financ ial Last four digits of Soc. Sec. or Individu al-T axpayer I.D. (IT1N)/Complete EIN , (if more than one, stateall): 66-0532217 All Other Names used by the Joint Debtor in the last 8 years (include married, maiden, and trade names) :’ ,Last four digits of Soc. Sec . or Individual-Taxpayer 1.0. (ITIN)/Complete EIN ‘. (if more than one, state all ) Debtor estimates that funds will be available for distribution to unsecured creditors. Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured credi tors. ‘ , THIS SPACE IS FOR “ COURT USE ONLY lXI Debts are primarily business debts. Na ture of Debts (Check one box.) o Chap ter 15 Petition for Recognition of IiForeign , MainProceeding , ‘ ‘, 0 Chapter 15 Petition for , Recogn ition of a Fore ign Nonmain Proceeding o Debts are primarily consumer ‘debts, defin ed in 11U.S.C. , § 10 I (8) as “incurred by an individual primari ly for a personal, family, or house hold ‘ iroose.” , o Chaplcr7 o Chapter 9 IX! ‘Chapter II o Chapter 12 o ‘Chapter 13 Street Address of Joint Debtor (No: and Street, Ci,ty, and State): , Chec k all applleable boxes A plan is being filed with this pet ition o Acceptancesof the plan were solicited prepetition from one Of more classes of creditors, in accordance with II U.S.C . 1126 ‘ — “ Chec k if: o Debtor ‘s aggregate noncoatiagent liquidated debts (excluding debts owed to insiders or affiliatesjare less than $2,343,300 (iimotmt subject to adjustment ‘ on 4101113 and every three years thereafter). Chapte r 11Debtor s ‘Check one box: Debtor is a small businessdebtor as defined in I I U.S .C. § 10 1(510). lXI “ Debtor is not asmall business debtor asdefmed in u .u.s.c, § IOI(5ID), ‘ , Nature of Business (Check one box. ) Tax-Exempt Entity (Check box, if appl icab le.) o Debto r is a tax-exemptorganization under Title 26 ofthe United States Code (the Intenl~l Reven ue Code). o Health Care Business o Single AssetReal Esta te as defined in II U.S.C. § IOI(5IB) , ,0 Railroad ‘ 0 , Stockbroker o Commodity Broker o Clearing Bank IX] Other former bank holding company Individual (in clud es Joint Debtors) See Exhibit D all page 2 ofthis f orm.
Corporation (includes LLC and LLP) Partnership , Oth er (Ifdebtor is not one ofthe abo ve ent itie s, che ck this b ox and state type of entity below.) Type of Debtor (Form of Organization) (Check one box .) Mailing Address of Debtor (if different from street address): PO Box 19538 1 Sanjuan, PR FilirigFee (Check one box .) County of Residence or ofthe Princip al Place ofBusiness: o [XI oo St atistical/AdminIstrative Information o Filing Fee wai ver requested (applicable to chapter 7 individuals only). Must ‘ attach signed application for the court’s consideration. See Official Form 3B. Street Addre ss of Debtor (No . and Street, City , and State): 1225 Ponce de Leon Suite 106 VIG Tower SanJuan, PR ‘@ Full Filing Fee attached, o Filin g Fee to be’paid in installments (applicable to individuals only). Must attach sign ed application for the court’s consideration’certifying that the debtor is unable to pay fee except in installments, Rule 1006(b). See Official Form 3A. [XI o Estimated Number of Creditors o 0 , 0 149 50 ·99 100- 199 o 200- 999 lXI 1,000 · . 5,000 o 5,001 10,000 o 10,001- ‘ 25,000 o 25,00 150,000 o 50,001- ‘ 100,000 o Over 100,000 0 0 0 lXI , 0 ‘:0 , 0 $100,00 1 to ‘ $500 ,001 $1,000,001 $10 ,000 ,001 $50 ,000 ,00 1’ $100,000 ,00 1 $500,000,001 $500 ,000 ‘to $1 to $10 to $50 ‘ to $100 to $500 to $1 billion million million million million : million $50,001 to $100, 001 to $500, 001 $1,000 ,00 1 “ $10,000,001 $50,000,00 I $100,000,001 $100,000 i $500,000 to $1 to $10 to $50 to $100 ‘ to $500 million “ million million million million

Case:10-04124-11 DoC#:1 Filed:05/14/10 Enteted:05/14/1013:48:48 Desc: Main’ Document Page 2 of 11 BI (Official Form I) (4/10) : “ Paee2 Voluntary Petition . , “ Name ofDebtor(s}: (This oaee mustbe completed and filed in every case.) . , R&G Financial Corporation .. ‘ Al! Prior Bankruptcy Cases Flied Within Last 8 Years (lfmore than two, attach additional sheet.) . Location Case Number : ‘ Date Filed : Where Filed: Location Case Number: Date Filed: Where Filed Pending Bankruptcy Case Flied by anySpouse, Partner, or Affiliate or this Debtor (If more than one, attach additional sheet.) Name of Debtor, Case Number : ‘ Date Filed: District: Relationship: Judge: Exhibit A ~ ExhibltB (To be completed if debtor is an individual , (To be completed if debtor is required to file periodic reports (e.g., fOlms 10K and 100) whose debts are primarily consumer debts.) with the Securities and Exchange Commission pursuant to SectioaB or 15(d} of the Securities Exchange Act of 1934 and is requesting relief under chapter II.} . . I, the attorneyfor the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed undercbapter 7, II, U , or l30ftitle II, United States Code, and have explained the relief available under each such chapter. ‘1 further certify that I have delivered to the debtorthe notice I , .required by II U.S.C.§ 342(b}. Exhibit A is attached -andmade a part of this petition. X “ . Signature ofAttorney for Debtor(s) — (Date) ExhlbltC Docs the debtor own or have possession ofany propertythat poses or is alleged to pose a threat of imminent and’identifiable harmto public hi 0 Ycs, and Exhibit C is attached and made a part of this petition. “ IXI No: Exblblt D (To be completed by every individual debto’r. If a joint ‘petition is filed, each spouse must complete and attach a separate Exhibit D.) 0 Exhibit D completed and ‘signed by the debtor is attached and made a part ofthis petition. If this is a jo int petition: 0 Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition. Infermatlon Regarding the Debto r — Venue i IX! (Check any applicable box.) Debtor has been domiciled or has had a residence, principal placc of business, or principal’assets in this District for 180 daysinimediatcly preceding the date ofthis petition or for a longer part of such 180 days than in any other District. . ‘ There is a bankruptcycase concerning debtor’s affiliate; general partner, or partnershippending in this District. Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assetsin the United States but is a defendant in an action or proceeding [in a federal or state court] in this "'. . District, or the interests of the partieswill beserved in regard to the relief sought in this District. ,. ‘” Certification by a Debtor Who Resid es as a Tenant of ResldeJl tl~1 Property . (Check all applicable boxes.) . 0 Landlord has a judgment against the debtor for possession ofdebto~’s residence: ‘(If boxchefked, complete th’e following.) (Name oflandlord that obtained judgment) , ,(Address of landlord) , “ ” Debtor claims that under applicable nonbankruptcy law, there are circumstances und~r which the debtor would be permitted to cure th~ entire monetary default that gave rise to the judgment for possession, after the judgment for possession’was entered, and ‘Debtor has included with this petition the deposit with , the court of any rent iliat would become due during the 3o.:dayperiod after the filing of the petition. “ Debtor certifies that he/she has served the Landlord with this certification. (I I U.S’-C. § 362(1)

Case:10-04124-11 DoC#:1 Filed:05/14/10 Entered:05/14/10 13:48:48 Document’ Page30f 11’ ‘. Desc: Main Pa e 3 .: (Signature ofForeign Representative) Date I decl~ und~r penalty of perjury that the information provided in this petition is true and correct, thar.I am the foreign representative of a debtor in a foreign ‘ proceeding, and that I aniauthorized to file this petition. (Check only one box.) o I request reiiefin accordance with chapter is oftitle I I,United States Code. Certified copies ofthe documents required by I I U.S.C. § 1515 are attached . o Pursuant to II U.S.C. § 1511,1 request relief in accordllncewith the chapter of title I I specified in this petition > A certified copy of the order granting recognition of the foreign main proceeding is attached : (Printed Name of Foreign Representative) Social-Security number . (If the bankruptcy petition preparer is not an individual, state the . Social-Security. number of the officer; ‘ principal, responsible person or partnerof the bankruptcy petition preparer.) (Required by II U.S.C. §11O.) , . Signature of blmkruptcypetition prePaf~ or officer, principal; responsible person, or partner whose Social-Security number is provided above. ‘ Names and ‘Social-Security numbers-of” all other individuals ·,who prepared or assisted in preparing this ‘document unless the bankruptcy petition preparer is not an individual. I declare under penalty of perjury that: (I) lama bankruptcy petition prepareras defined in 11 U.S.C. § 110; (2) I preparedthis document for compensation and have provided the debtor with a copy of this document and the notices and information required under 1I U.S .C. §§ lIO(b), 1I0(b), and 342(b); and, .(3)ifrulesor guidelines ihave been ‘ promulgated pursuant to IID.S.C. § 110(h) ,setting a maximumfee forservice~ chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor oraccepting any fee from the .debtor, as, required in that section. ‘Official Form 19 is attached. ., . If more ‘.than . one person prepared , this document, attach additional ‘ eonfonning to the appropriate official form for each person. A bankruptcy petition preparer’s failure to comply with the provisions oftitle 11 and the Federal Rules ofBankruptcy Procedure may result in fines or imprisonment or both. 1J U.S.C. 110; 18 U.S.c. 156. SHU Juan PH 00918 787-274-1212 . Pietrantoni Mendez & Alvarez LLP eopul ar Center, 19th Floor ccordance with the chapter ‘of title I I , United States DaUas IX 25201 Firm Name Patton Boggs LLP 2000 McKinney Ave, Suite 1700 Address 214 ·758 ·1500 Date Title ofAuthorized Individual May 13, 2010 ‘,’ ‘[t:lephoneNumber, May 14, 2010 Signature ofJoint Debtor Printed N~ ofMtOlDq)’ for Debtons) ‘. Brent K. MCLlwa~n Jorge I.Peirats X . Signature of Debtor Date X Telephone Number (if not represented by attorney) X Signature of Debtor (CorporationlPartnership) i declare under penalty of perjury that the information provided in this petition is true and correct, and that Lhave been authorized to file this petition on behalf of the X debtor. I request relief in accordance with the chapter of title 1I , United States Code, , specified in this petition. ‘ ~In a case in which § 707(b)(4)(D) applies , this signature also.constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect. Ldeclare under penalty of perjury that the information provided in this petition is true and correct. [If petit ioner is an individual whose ‘ debts .are primarily consumer debts and has chosen to file under chapter 7] I .am aware that I may proceed under chapter7, I I, 12 or 13 of title II, United States Code, understand the relief available under each such ,chapter, and choose to proceed under chapter 7. [Ifno attorney represents me and no bankruptcy petition preparer signs the petition] have obtained and read the notice required by I I U.S.C. § 342(b).

B 1A (Official Form 1, Exhibit A) (9/97) [If debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11 of the Bankruptcy Code, this Exhibit A shall be completed and attached to the petition.] United States Bankruptcy Court In re R&G Financial Corporation ) Case No.
Debtor ) ) ) Chapter 11 exhibit “a” to voluntary petition 1. If any of the debtor’s securities are registered under Section 12 of the Securities Exchange Act of 1934, the SEC file number is 66-0532217. 2. The following financial data is the latest available information and refers to the debtor’s condition on April 30. 2010 a. Total assets $ 40,213,356.00 b. Total debts (including debts listed in 2.c, below) $ 420.687.694.00 c. Debt securities held by more than 500 holders: Approximate number of holders: secured unsecured subordinated $ secured unsecured subordinated $ secured unsecured subordinated $ secured unsecured subordinated $ secured unsecured subordinated $ d. Number of shares of preferred stock 8.520.000 e. Number of shares common stock 51,185,268 Comments. if any: Total debts include $335,051, 546.00 in junior subordinated debt securities (TruPS). Common Shares are divided in Class A and B. All 21,559,584 shares of Class A common stock are owned by Mr. Victor Galan Alvarez. Number of holders of preferred stock cannot be estimated as most appear in “street name”. 3. Brief description of debtor’s business: As of April 30, 2010, Debtor was a bank holding company. 4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor: Victor Galan Alvarez

United States Bankruptcy Court In re R&G Financial Corporation ) [Set forth here ail names including married, maiden, ) and trade names used by debtor within last 8 years] ) ) Debtor ) Case No. Address PO Box 195381 ) San Juan, PR 00919 ) Chapter 11 ) Last four digits of Social-Security or Individual Taxpayer- ) Identification (ITIN) No(s).,(if any): ) Employer Tax-Identification (EIN) No(s).(if any): 66-0532217 ) STATEMENT OF SOCIAL-SECURITY NUMBER(S) (or other Individual Taxpayer-Identification Number(s) (ITIN(s))) 1 .Name of Debtor (Last, First, Middle): R&G Financial Corporation (Check the appropriate box and, if applicable, provide the required information.) o Debtor has a Social-Security Number and it is: (If more than one, state all.) Debtor does not have a Social-Security Number but has an Individual Taxpayer-Identification Number (ITIN), and it is: 66-0532217 (If more than one, state all.) o Debtor does not have either a Social-Security Number or an Individual Taxpayer-Identification Number (ITIN). 2.Name of Joint Debtor (Last, First, Middle): (Check the appropriate box and, if applicable, provide the required information.) o Joint Debtor has a Social-Security Number and it is: (If more than one, state all.) o Joint Debtor does not have a Social-Security Number but has an Individual Taxpayer-Identification Number (ITIN) and it is: (If more than one, state all) o Joint Debtor does not have either a Social-Security Number or an Individual Taxpayer-Identification Number (ITIN). I declare under penalty of perjury that the foregoing is true and correct. X /s/ Signature of Debtor May 13, 2010 Signature of Debtor Date X Signature of Joint Debtor Date * Joint debtors must provide information for both spouses. Penally for making a false statement: Fine of up to $250,000 or up to 5 years imprisonment or both. 18 U.S.C. 152 and 3571.

RESOLUTIONS OF SPECIAL MEETING OF THE BOARD OF DIRECTORS OF R&G FINANCIAL CORPORATION I, Melba Figueroa, Corporate Secretary of ll&G Financial Corporation, a Puerto Rico corporation (the “Corporation”), do hereby certify that: (i) the following is a true, correct and complete copy of resolutions of the Board of Directors (the “Board”) of the Corporation that were adopted at a special meeting of the Board duly called and held on May 13, 2010 (the “Special Meeting”), at the Corporation’s main office, 1225 Ponce de Leon Ave, VIG Tower Suite 106, San Juan, Puerto Rico, (ii) a quorum was present and voting throughout the Special Meeting, and (iii) the resolutions adopted by the Board at the Special Meeting have not been rescinded or modified and are now in full force and effect: RESOLVED, that the Corporation be, and it hereby is authorized to file with the United States Bankruptcy Court for the District of Puerto Rico, or with any other appropriate bankruptcy court with jurisdiction (the “Bankruptcy Court”) a voluntary petition for reorganization pursuant to Chapter 11, Tide 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) at such time as the Chairman of the Board of the Corporation, or his designee (the “Authorized Officer”) deems necessary and appropriate, and to perform any and all such acts as the Authorized Officer deems to be reasonable, advisable, expedient, convenient, proper or necessary to effect the foregoing; RESOLVED FURTHER, that the Authorized Officer be, and hereby is, authorized and empowered to execute and deliver and file or cause to be filed with the Bankruptcy Court, on behalf of the Corporation, a voluntary petition of the Corporation pursuant to Chapter 11 of the Bankruptcy Code and any and all other documents necessary or appropriate in connection therewith, each in such form or forms as the Authorized Officer so acting may approve; RESOLVED FURTHER, that the Authorized Officer be, and hereby is, authorized and empowered to retain, on behalf of the Corporation, the law firms of Patton Boggs LLP and Pietrantoni Mendez & Alvarez LLP, to act as legal counsel in the representation of the Corporation as debtor and debtor in possession, in any case commenced by it under the Bankruptcy Code and in all matters arising in connection therewith, and such other officers, attorneys, financial advisors and accountants as the Authorized Officer so acting shall deem necessary or appropriate; RESOLVED FURTHER, that the Authorized Officer be, and hereby is, authorized and empowered to take or cause to be taken any and all such further action, to execute and deliver any and all such further instruments and documents and to pay all such fees and expenses, as the Authorized Officer so acting shall deem appropriate in his, her or their judgment to fully carry out the intent and accomplish the purposes of these Resolutions; RESOLVED FURTHER, that the Authorized Officer be, and hereby is, authorized and directed to execute, deliver, file, and record, as the case may be, any and all filings with the U.S. Securities and Exchange Commission, including but not limited to all disclosures, reports, notices, forms, press releases and statements, that he deems necessary and appropriate in connection with the above resolutions; and

RESOLVED FURTHER, that an actions here to fore taken by the Authorized Officer, in the name of and on behalf of the Corporation, in connection with any of the foregoing matters are hereby in all respects ratified, confirmed and approved. IN WITNESS WHEREOF, I, Melba Figueroa, hereby affix the seal of the Corporation this 13th day of May 2010. /s/ Melba Figueroad Melba Figueroa Corporate Secretary

United States Bankruptcy Court FOR THE District Of PUERTO RICO in re R&G FINANCIAL CORPORATION Case No. Debtor Chapter 11 disclosure of compensation of attorney for debtor 1. Pursuant to 11 U.S.C. § 329(a)and Fed. Bankr. P. 2016(b), I certify that I am the attorney for the above-named debtor(s) and that compensation paid to me within one year before the filing of the petition in bankruptcy, or agreed to be paid to me, for services rendered or to be rendered on behalf of the debtor(s) in contemplation of or in connection with the bankruptcy case is as follows: For legal servides, I have agreed to accept $315.00/hr. Prior to the flling of this statement I have received a retainre of $ 150,000.00 Balance Due. $ 0 2. The source of the compensation paid to me was: Debtor o Other (specify) 3. The source of compensation to be paid to me is: Debtor o Other (specify) 4. I have not agreed to share the above-disclosed compensation with any other person unless they are members and associates of my law firm. o I have agreed to share the above-disclosed compensation with a other person or persons who are not members or associates of my law firm. A copy of the agreement, together with a list of the names of the people sharing in the compensation, is attached. 5. In return for the above-disclosed fee, I have agreed to render legal service for all aspects of the bankruptcy case, including: a. Analysisof the debtor’s financial situation, and rendering advice to the debtor in determining whether to file a petition in bankruptcy;
b. Preparation and filing of any petition, schedules, statements of affairs and plan which may be required; c. Representation of the debtor at the meeting of creditors and confirmation hearing, and any adjourned hearings thereof;

DISCLOSURE OF COMPENSATION OF ATTORNEY FOR DEBTOR (Continued) d. Representation of the debtor in adversary proceedings and other contested bankruptcy matters; e. [Other provisions as needed] 6. By agreement with the debtor(s), the above-disclosed fee does not include the following services: CERTIFICATION I certify that the foregoing is a complete statement of any agreement or arrangement for payment to me for representation of the debtors) inth is bankruptejpproceedings. May 14,2010

United States Bankruptcy Court For the District Of Puerto Rico In re RG Financial Corporation Case No. Debtor Chapter 11 DISCLOSURE OF COMPENSATION OF ATTORNEY FOR DEBTOR 1. Pursuant to 11 U .S.C. 329(a) and Fed. Bankr. P. 2016(b), I certify that I am the attorney for the above-named debtor(s) and that compensation paid to me within one year before the filing of the petition in bankruptcy, or agreed to be paid to me, for services rendered or to be rendered on behalf of the debtor(s) in contemplation of or in connection with the bankruptcy case is as follows: For legal services, I have agreed to accept $550/hr (See Note 1 below) Prior to the filing of this statement I have received .a. retainer, of $ 150,264.19 Balance Due $ 0 2. The source of the compensation paid to me was: Debtor o Other (specify) 3. The source of compensation to be paid to me is: Debtor o Other (specify) 4. I have not agreed to share the above-disclosed compensation with any other person unless they are members and associates of my law firm. o I have agreed to share the above-disclosed compensation with a other person or persons who are not members or associates of my law firm. A copy of the agreement, together with a list of the names of the people sharing in the compensation, is attached. 5. In return for the above-disclosed fee, I have agreed to render legal service for all aspects of the bankruptcy case, including: a. Analysis of the debtors financial situation, and rendering advice to the debtor in determining whether to file a petition in bankruptcy; b. Preparation and filing of any petition, schedules, statements of affairs and plan which may be required; c. Representation of the debtor at the meeting of creditors and confirmation hearing, and any adjourned hearings thereof;

DISCLOSURE OF COMPENSATION OF ATTORNEY FOR DEBTOR (Continued) d. Representation of the debtor in adversary proceedings and other contested bankruptcy matters; e. [Other provisions as needed] 6. By agreement with the debtor(s), the above-disclosed fee does not include the following services: CERTIFICATION I certify that the foregoing is a complete statement of any agreement or arrangement for payment to me for representation of the debtors) inth is bankruptejpproceedings. May 14,2010 Date Signature of Attorney Patton Boggs LLP Name of law firm Note 1: Postpetition services for Patton Boggs professionals will be billed at rates set forth in the Debtor’s application to employ and retain Patton Boggs LLP. Brent Mcllwain’s rate is $550 per hour.